EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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                                                                      Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Jesus R. Adia, President and Chief Executive Officer and John S. Lotardo, Chief Financial Officer and Controller of Flatbush Federal Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-KSB for the fiscal year ended December 31, 2007 and that to the best of his knowledge:

      (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

      (2)   the  information  contained in the report  fairly  presents,  in all
            material   respects,   the   financial   condition  and  results  of
            operations.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


March 31, 2008                       /s/ Jesus R. Adia
--------------                       -----------------------
Date                                 Jesus R. Adia
                                     President and Chief Executive Officer


March 31, 2008                       /s/ John S. Lotardo
--------------                       -----------------------
Date                                 John S. Lotardo
                                     Chief Financial Officer and Controller